Nature of business	6 Months Ended
Jun. 30, 2012
Organization, Consolidation and Presentation Of Financial Statements [Abstract]
Nature of business

1.	Nature of business

Western Wind Energy Corp. (the “Company”), together with its subsidiaries (collectively referred to as “Western Wind”), is in the business of developing and operating wind and solar energy projects, principally on properties either owned or leased by the Company in California, Arizona and Puerto Rico.

Western Wind Energy is a vertically integrated renewable energy development and production company that owns 165MW of rated capacity in production, in the States of California and Arizona. Western Wind further owns development assets for both solar and wind energy in the U.S.. The Company is headquartered in Vancouver, BC and has branch offices in Scottsdale, Arizona and Tehachapi, California.